Exhibit10.2

West Houston
Commercial Banking
MAC T5082-110
2500 Citywest Blvd., Suite 1100
Houston, TX 77042

August 22, 2011

Todd Ruden
Senior Vice President,
  Planning and Treasurer
Cardtronics USA, Inc.
3250 Briarpark Drive, Suite 400
Houston, TX 77042

            Re:       Contract Cash Solutions Agreement

                        Temporary Increase in Maximum Available Amount

Ladies and Gentlemen:

            Reference is made to the July 20, 2007, Contract Cash Solutions Agreement among Cardtronics Inc., Cardtronics USA, Inc. (successor by conversion to Cardtronics LP) (“Clients”) and Wells Fargo Bank, National Association (“Wells Fargo”) (as modified and amended, the “Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

            Clients have requested, and Wells Fargo has agreed, to temporarily increase the Maximum Available Amount as set forth in Section II.C of the Agreement to $650,000,000 for the period from September 1, 2011 through February 28, 2012. Effective at the close of business on February 28, 2012, this agreement will terminate and the Maximum Available Amount will revert to $600,000,000 as set forth in the Fifth Amendment to the Contract Cash Solutions Agreement.

            This letter constitutes the entire agreement of the Parties relating to the subject matter hereof and may not be changed orally, but only by written agreement signed by both Parties. Nothing in this letter alters or impairs the Agreement except for the agreements specifically provided herein.

            Please indicate your acceptance of these terms by signing and returning a copy of this letter to us on or before August 31, 2011.

Yours very truly,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ John Kallina
      John L. Kallina
      Senior Vice President

West Houston
Commercial Banking
MAC T5082-110
2500 Citywest Blvd., Suite 1100
Houston, TX 77042

ACCEPTED AND AGREED TO ON
August 29, 2011:

CARDTRONICS, INC.

By: /s/ Todd Ruden
Name: Todd Ruden
Title: SVP, Planning & Treasurer

CARDTRONICS USA, INC.

By: /s/ Todd Ruden
Name: Todd Ruden
Title: SVP, Planning & Treasurer